UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2023

IDEANOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	20-1778374
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

001-35561

(Commission File Number)

1441 Broadway, Suite 5116, New York, NY 10018

(Address of principal executive offices) (Zip Code)

212-206-1216

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	IDEX	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on March 30, 2023, Ideanomics, Inc. (the “Company”) and YA II PN, LTD. (the “Buyer”) amended the Secured Debenture Purchase Agreement dated as of October 25, 2022 for the Company to sell and the Buyer to purchase convertible debentures. In accordance with the Secured Debenture Purchase Agreement, the Company shall issue and sell to the Buyer, and the Buyer shall purchase, secured convertible debentures in the principal amount to be mutually agreed, convertible into shares of the Company’s common stock, of which $6,500,000 of principal amount was purchased upon the original signing of the agreement. $6,250,000 principal amount of this debenture was subsequently repaid. Under the amended Secured Debenture Purchase Agreement, the Buyer purchased an additional debenture with substantially the same terms in the principal amount of $1,400,000 (the “Debenture”).

On April 4, 2023, this Secured Debenture Purchase Agreement was further, amended (as amended, the “Amended SDPA”) to remove any reference to convertible features.

The Company and the Buyer also amended the Debenture, by removing any references to convertible features such that the Debenture is no longer convertible into the Company’s common stock, or any of the Company’s issued and outstanding stock.

Additional Information

The foregoing is only a summary of the material terms of the newly Amended SDPA and the Debenture, as of April 4, 2023, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such summary is qualified in its entirety by reference to the newly Amended SDPA and the Debenture, which are filed as exhibits to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Secured Debenture Purchase Agreement dated October 25, 2022, as amended as of March 30, 2023 and further amended as of April 4, 2023.
10.2	Secured Convertible Debenture dated March 30, 2023, as amended as of April 4, 2023.
104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ideanomics, Inc.

Date: April 4, 2023	By:	/s/ Alfred P. Poor
Alfred P. Poor
Chief Executive Officer